EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Landstar System, Inc. (the “Company”) on Form 10-Q for the period ending March 27, 2021, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, James B. Gattoni, President and Chief Executive Officer and principal financial officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 30, 2021

/s/ James B. Gattoni
James B. Gattoni
President and Chief Executive Officer;
Principal Financial Officer (PEO & PFO)